Exhibit 10.60

DEMAND PROMISSORY NOTE

$100,000                                                                                     Date:  August 4, 2011

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of One Hundred Thousand Dollars and no/100 ($100,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: August 4, 2011